UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) January 26, 2015

Juniper Networks, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34501	770422528
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1194 North Mathilda Avenue, Sunnyvale, California		94089
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (408) 745-2000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On January 27, 2015, Juniper Networks, Inc. (“we”, “us”, “our” or “the Company”) issued a press release (the “press release”) in which we announced preliminary financial results for the quarter and fiscal year ended December 31, 2014. A copy of the press release is furnished as Exhibit 99.1 to this report. The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 2.06 Material Impairments.

On January 26, 2015, the Company concluded that a material impairment charge was required to the carrying value of the Company’s Security reporting unit. As a result, the Company recorded a non-cash impairment charge estimated at $850 million and reduced the carrying value of goodwill for its Security reporting unit for the year ending December 31, 2014. No cash expenditures are expected from the impairment charge. There were several factors that contributed to this impairment, including the underperformance of the Security reporting unit in 2014 as well as the change in the Company’s security strategy and product rationalizations. Combined, these factors have resulted in a delay in achieving the Company’s revenue and profit forecasts for the Security reporting unit needed to support the historical carrying value of the Security reporting unit’s goodwill valuation.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Terminology such as “aim,” “anticipate,” “believe,” “drive,” “estimate,” “expect,” “expressed confidence,” “forecast,” “future,” “goals,” “guidance,” “intend,” “may,” “plan,” “position,” “potential,” “project,” “ seek,” “should,” “strategy,” “target,” “will” or similar statements or variations of such terms are intended to identify forward-looking statements, although not all forward-looking statements contain such terms. These forward-looking statements include the preliminary nature of estimates related to goodwill impairment and the possibility that the estimates may change. Forward-looking statements involve risk and uncertainty. Actual results may differ materially from these statements and from actual future events or results due to a variety of factors, which are described in reports and documents the Company files from time to time with the Securities and Exchange Commission, including the factors described under the sections titled “Risk Factors” in the Company’s most recently submitted Annual and Quarterly Reports on Forms 10-K and 10-Q, respectively. Undue reliance should not be placed on the forward-looking statements in this Form 8-K, which are based on information available to us on the date hereof. The Company disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued by Juniper Networks, Inc. on January 27, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Juniper Networks, Inc.

January 27, 2015	By:	/s/ Mitchell L. Gaynor
Name: Mitchell L. Gaynor
Title: Executive Vice President and General Counsel

Exhibit Index

Exhibit No.	Description

99.1	Press release issued by Juniper Networks, Inc. on January 27, 2015